Dana Large Cap Core Fund

Class A Shares EPCAX

Class C Shares EPCCX

SUMMARY PROSPECTUS

March 1, 2013

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 1, 2013, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.epiphanyfunds.com/funddocuments.  You can also obtain these documents at no cost by calling 1-800-320-2185 or by sending an email request to info@epiphanyfunds.com.

Investment Objective

The Dana Large Cap Core Fund seeks long-term growth of capital.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Epiphany Funds.  More information about these and other discounts is available from your financial professional and in the "Investing in The Fund" section of the Fund's prospectus and in the "Sales Charges" section of the Fund's Statement of Additional Information.

Shareholder fees (paid directly from your investment):

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases	5.00%	None
Maximum Deferred Sales Charge (Load)	None	1.00%
Maximum Sales Charge (Load) on Reinvested Dividends	None	None
Redemption Fee (As a percentage of the amount redeemed, if redeemed within 60 days of purchase)	2.00%	2.00%
Fee for Redemptions Paid by Wire Transfer	$10	$10

Annual Fund Operating Expenses (expenses deducted from Fund assets):

	Dana Large Cap Core Fund
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%
Acquired Funds Fees and Expenses	0.01%	0.01%
Other Expenses	11.27%	11.22%
Total Annual Fund Operating Expenses	2.28%	2.98%
Fee Waiver and/or Expense Reimbursement (1)	(0.77%)	(0.72%)
Total Annual Fund Operating Expenses (after Fee Waiver and Expense Reimbursement)	1.51%	2.26%

1)

The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.50% and 2.25% of the average daily net assets for Class A and Class C shares, respectively, through February 28, 2014. The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days notice to shareholders.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in a Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as described in the Fees and Expenses table.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Dana Large Cap Core Fund – Class A	$646	$1,107	$1,593	$2,928
Dana Large Cap Core Fund – Class C	$229	$854	$1,504	$3,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund portfolio turnover rate was 54%.

Principal Investment Strategy

The Dana Large Cap Core Fund seeks to achieve its investment objective through investment in publicly-traded equity securities using a disciplined, risk-controlled investment process. The investment process is a sector-neutral, relative-value approach that has been used by Dana Investment Advisors, Inc., the Fund's investment sub-adviser (the “Sub-Adviser”) since 1999. Prior to March 1, 2011, the Fund was known as the Epiphany Large Cap Core Fund.  The Fund remains a part of the Epiphany Funds trust.

The Sub-Adviser employs a risk-controlled relative-value equity strategy. The starting universe used to select equity securities is the largest 700 companies, based on market capitalization, listed on domestic securities exchanges. Under normal circumstances, at least 80% of the Fund's assets will be invested in large cap equity securities, which the Sub-Adviser defines as companies having a market capitalization of over $5 billion at the time of purchase.  While the Fund selects stocks from the 700 largest companies, the Fund may also invest a portion of its assets in equity securities of companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively).  The Fund portfolio is designed to resemble the broad market, add value above market returns through superior stock selection, yet exhibit lower volatility than the market. The investment process is a hybrid of quantitative and fundamental techniques. Individual securities in the Fund are chosen after rigorous fundamental research to identify companies with attractive valuations relative to peer companies, relative to the broader economic sector in which companies are members, and relative to the historical and forecasted growth the companies may exhibit.

The investment portfolio will be constructed and monitored using top-down risk controls designed to minimize volatility while allowing the opportunity to add excess returns. The portfolio managers may also sell a security when they determine that the company's fundamentals are no longer compatible with the Fund's objectives or when other securities offer a more attractive investment opportunity.

In addition to common stocks, from time to time the Fund may purchase other equities such as real estate investment trusts ("REITs"), preferred stocks, publicly traded partnerships, shares of other investment companies and exchange traded funds ("ETFs"), including inverse ETFs, mainly as an alternative to holding cash prior to investment.

Principal Risks

Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.  You could lose money.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or other government agency.

The Fund is subject to several risks, any of which could cause an investor to lose money.  Below are some specific risks of investing in the Fund.

ETF and Other Investment Company Risk.  The Fund may invest in ETFs and other investment companies ("Underlying Funds").  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Investment Style Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Mid-Cap and Small-Cap Risk.  Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies.  Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.  These risks are higher for small-cap companies.

REIT Risk.  The Fund may invest in REITs.  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Sector Risk.  The Fund’s portfolio may be over-weighted in certain sectors such as technology, consumer cyclicals or energy; therefore any negative development affecting those sectors will have a greater impact on the Fund.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Dana Large Cap Core Fund by showing the performance of its Class A shares for each full calendar year of performance since incorporation, and by showing how the Fund’s average annual returns compare over time with those of a broad measure of market performance.  The Class A sales load and account fees are not reflected in the bar chart and if they were, returns would be less than those shown.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

#

                                                            CLASS A SHARES

                                                            (As of December 31)

During the period shown in the bar chart for Class A shares, the highest return for a quarter was 13.31% (quarter ended March 30, 2012) and the lowest return for a quarter was (3.21)% (quarter ended June 30, 2012).

Average Annual Total Returns (for the period ended December 31, 2012)

Dana Large Cap Core Fund	One Year	Since Inception (3/19/2008)
Return Before Taxes – Class A Shares	8.6%	13.82%
Class A Shares Return After Taxes On Distributions	7.92%	13.20%
Class A Shares Return After Taxes On Distributions And Sale Of Fund Shares	6.96%	11.55%
Return Before Taxes – Class C Shares	14.31%	16.43%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	13.47%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above.  After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.  After tax returns are only shown for Class A Shares and after tax returns for Class C Shares, which are not presented, will vary.

Updated performance information is available by calling 1-800-320-2185.

The Investment Adviser

Trinity Fiduciary Partners, LLC (“Trinity”) is the Fund’s investment adviser.

Dana Investment Advisors, Inc. is the Fund’s investment sub-adviser.

Portfolio Managers

Duane Roberts, Director of Equities, Portfolio Manager of Dana Investment Advisors, Inc., Greg Dahlman, Senior Vice President, Portfolio Manager of Dana Investment Advisors, Inc. and David Stamm, Vice President, Portfolio Manager of Dana Investment Advisors, Inc. are the Fund’s portfolio managers.  Each of the individuals has served as a portfolio manager since the Fund's inception.

Purchase and Sale of Fund Shares

The minimum investment for Class A and C shares is $1,000, with minimum subsequent investments of $250.  You may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required minimum investment.

You may sell (redeem) your shares by mail by sending your request to:

Epiphany Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

You may also redeem your shares by calling the transfer agent at 1-800-320-2185.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  The Fund’s distributions are typically taxed as capital gains.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  The Fund may produce capital gains even if it does not have income to distribute or performance has been poor.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  For these accounts, taxes are typically paid when funds are withdrawn from the account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including Trinity may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.